                           EVERGREEN
                          TOTAL RETURN
                              FUND

               (Photo of calculator, pen and money)

                           SEMIANNUAL
                              REPORT
                           JULY 31, 1996

                        (Evergreen tree logo)
                            EVERGREEN(sm)
                                FUNDS

                          EVERGREEN TOTAL RETURN FUND
                               TABLE OF CONTENTS

(Photo of calculator,                             Economic Overview.........................................................     1
pen and money)                      TOTAL RETURN  A Report From Your Portfolio Manager......................................     3
                                            FUND  Statement of Investments..................................................     7
                                                  Statement of Assets and Liabilities.......................................    11
                                                  Statement of Operations...................................................    12
                                                  Statement of Changes in Net Assets........................................    13
                                                  Financial Highlights......................................................    14
                                                  Notes to Financial Statements.............................................    17
                                                  Trustees and Officers.........................................Inside Back Cover

                          EVERGREEN TOTAL RETURN FUND
ECONOMIC OVERVIEW
BY EVERGREEN ASSET MANAGEMENT CHAIRMAN
STEPHEN A. LIEBER
   Throughout the first half of 1996, there has been an     (Photo  of
increasing and unusually intense investment markets         Stephen A. Lieber)
preoccupation with the risk of inflation. Such concern
is, at first glance, remarkable considering that the
inflation rate, as measured by
the Producer Price Index and the Consumer Price Index, remained approximately constant through the entire six months, and still is 2.8% on the Consumer Price Index. Further, inflation at this approximate rate has been relatively constant for over five years. However, a most widely held economic view is that the economy cannot enjoy significant growth within a stable, low inflation environment. Thus, each sign of growth, and particularly of employment and wage strength, is viewed as a trend which implies a resurgence of inflation. This broad apprehension is not merely the anxiety of a society which has, in the past decades, seen the erosion of financial assets caused by inflation; it is also a reaction to recent economic forecasts which under-estimated the economy's growth rate.
   The recently published semi-annual survey of over 50 business economists by Blue Chip Economic Indicators published by Capitol Publication in Alexandria, Virginia, contrasts economic trends at mid-year with expectations six months before. At the beginning of the year, most of these "blue chip" economists anticipated a slowing of the economy with increased unemployment. The opposite happened. Economic growth accelerated to an expected 4.2% for the June quarter, and official unemployment statistics show that unemployment has gone from 5.6% to 5.4%. Many influential economists expect that, as the economy approaches full employment, a wage price spiral will ensue which will touch off inflation. The fear of such a spiral has strongly impacted the financial markets. Consequently, the real rate of return (the rate of return on long-term U.S. Treasury obligations, net of the inflation rate) has risen from 3%, to a recent peak of 4.3%. Rising real returns have also accounted for a sizable strengthening of the dollar, as compared with other currencies, up 11% on the yen and 7% on the German mark and 9% on the pound sterling.
   The jump in interest rates tended to accelerate a flight of domestic savings into equities for growth, as the bond alternative seemed threatened by inflation and, thus, bond prices were in a declining trend. A flood of savings into the equity markets, stimulated by the increasing prevalence of 401k retirement plans using mutual funds, also increased the divergence between the trajectories of stock prices and bond prices. Several sectors of the stock market, particularly in technology enterprises, moved to levels of valuation seldom seen and, most infrequently, if ever, sustained. With this massive increase of public savings participation in the stock market, it became increasingly argued that the "wealth effect" in the rising stock market was stimulating consumer purchases beyond expected levels, and might itself be a source of accelerating growth and, ultimately, inflation.
   In the midst of widespread debate about the impact and durability of growth trends, press discussion began to question the theory that low unemployment rates trigger inflation.
   Recently, this questioning has been advanced to explain why the Federal Reserve did not raise interest rates at mid-year, despite the strength of the economy. It promises to be the subject of much public debate. But, there will also be much debate over the sustainability of economic growth through the balance of the year. There is now some doubt that consumer spending will be sustained, given the fact that credit card losses have been increasing since December. Credit card issuers, who are suffering from an extraordinary loss rate, will have to cut back too easy credit in the interests of their own prudent financial management. Consumer buying strength was also supported by tax refunds in the second quarter. There will be no recurrence of this flow of funds for the balance of the year. It is also noted that if the "wealth effect" played a role, then any sustained fall in the stock market is likely to reduce that source of consumer spending.
                                                                               1

                          EVERGREEN TOTAL RETURN FUND

   On the external side, the strength of the dollar suggests both a reduction in export competitiveness, and a decline in U.S. competitiveness against imports. The Chairman of Chrysler Corporation has already publicly decried the rally of the dollar, suggesting that it will increase imports and put pressure on the pricing of domestic manufacturers. Former Federal Reserve Chairman, Paul Volker has publicly stated that it is important that the dollar not rise further. Finally, the fact that interest rates have risen over the first half of the year suggests that they will be a slowing influence in the months ahead. Historical studies indicate that it usually takes about six months for higher interest rates to begin to dampen business and consumer borrowing. The sum of these factors suggests that the recently improved growth rate of the economy may prove unsustainable in the near-term.
   The stock market, at this writing, has gone through its first broad scale contraction since the beginning of the year. The major fall, to-date, was in the shares of technology and, especially, computer related companies which encountered a slowdown in domestic demand, together with a decline in European demand. This caused a reappraisal of the values of many of the major companies in the related industries. It has resulted in sizable declines, often 50% or more, for the shares of smaller companies which had been boosted through widely disseminated projections of extraordinarily high profits growth rates. This setback may bring a reappraisal by individual investors and institutional investors alike of the valuation structure of the stock market. We anticipate that it will concentrate renewed focus on companies with well-established franchises and well-supported growth programs, in contrast to newly competitive and highly promotional businesses. Recognition that much of recent technological leadership is turning into a hard fought, commodity-like competitive business, should lead to an increasing number of mergers and combinations. With an underlying high level of consumer income and extremely good corporate liquidity, we expect few major corporate profits disappointments in the near-term. Businesses which may have over-expanded in dreams of endless demand have, in many cases, already been forced to cut back. Others, demand for whose parts or services has been well sustained, but who are holding back on enlarged working capital and capital investments, are already increasing their stock buy-back programs. These factors of management restraint, high levels of liquidity, conservative expansion planning, readiness for business combinations and corporate buy-backs will, we believe, sustain an environment of opportunity for equity investors in the months ahead.
   The fixed income markets should benefit from these same factors. A slowed growth trend should reduce the fear of inflation and, thus, the real return premium over the inflation rate.
2

                          EVERGREEN TOTAL RETURN FUND

(Photo of calculator, pen and money)


A REPORT FROM YOUR
PORTFOLIO MANAGER
NOLA M. FALCONE
   Evergreen Total Return Fund seeks to provide a sizable      (Photo of
current income flow and competitive long-term growth. The      Nola M. Falcone)
Fund's consistent quarterly stream of dividends (Class Y, no-load shares) has provided an annual payout rate significantly higher than that of the S&P 500 Reinvested
Index*. This Fund was originally intended to provide an inflation-hedging substitute for bond investing. During the six-month period under review, the Fund (Class Y no-load shares) sustained its high and continuous income flow (more than double that of the S&P 500). The Fund (Class Y, no-load shares) has paid a minimum quarterly cash distribution of $.27 per share for each of the last ten years**.
   The Fund focuses on the market's equity yield sector, which includes convertibles and common stocks with above-average dividend income which, we have observed, tends to act as a buffer against volatility. This is suggested by the Fund's low beta of .6. Beta is a measure of the market risk of a fund's portfolio, illustrating the volatility of the net asset value per share of a mutual fund as compared with the market as a whole (as measured by S&P 500 Reinvested Index which is assigned a beta of one). A beta of less than one indicates that a fund would fluctuate less than the market and greater than one indicates it would fluctuate more than the market.
INVESTMENTS
   In view of the highly volatile trends in the recent stock market, we have positioned the portfolio in many investments, which provide values not necessarily related to market trends. These usually offer defensive qualities. Our focus has been primarily on 1) merger and acquisition prospects within several industries; 2) the restructuring of large, undervalued conglomerates, including not only domestic companies but also large foreign issues; and 3) opportunities to make timely purchases of stocks which have become temporarily depressed. The Fund looks for values where the stock's potential may be misperceived by the marketplace. We also believe in investing in companies with implicit stability of earnings trends, established dividend policies, and increasing dividend trends. These characteristics should help provide a lower level of downside volatility in weaker markets.
MERGERS AND ACQUISITIONS
   Since the inception of the Fund on September 7, 1978, a total of 28 investment positions in the banking industry have been merged or acquired, with average gains of 57.6%. For some time, we have been investing in regional bank issues to benefit from the consolidation in the industry. Since our annual report, Meridian Bancorp Inc. (purchased August 22, 1994) was taken over by CoreStates Financial Corp. for a 30% gain to the portfolio.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 * THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY, TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
** THE FUND HAS PAID A MINIMUM QUARTERLY CASH DISTRIBUTION FOR ITS CLASS A
   SHARES, CLASS B SHARES, AND CLASS C SHARES OF $.258, $.224, AND $.222 PER SHARE, RESPECTIVELY, SINCE THEIR INCEPTIONS ON 1/3/95.
                                                                               3

                          EVERGREEN TOTAL RETURN FUND

(Photo of calculator, pen and money)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)

   Consolidations are occurring this year in many industries such as telecommunications, computer software, utilities, health, real estate and retail companies, often to provide synergistic earnings benefits for the acquirer. Since it appears the U.S. is entering a slower growth phase for the economy in the last half of 1996 and since interest rates are historically reasonable, we believe there will be more mergers and acquisitions announced in the second half of 1996 than the first half. Companies will probably maneuver to improve growth through controlling more of their industry position to improve earnings through accretive acquisitions. Recent merger and acquisition holdings announcements for the portfolio include: Simon Property Group, Inc.'s takeover bid for Debartolo Realty Corp., Bradley Real Estate for Tucker Properties Corp., and Republic Industries for ADT Ltd. One of our long-term holdings, FHP International Corp., has a pending takeover by Pacificare Health, which was announced subsequent to the end of the quarter. Since inception of the Fund, there have been a total of 99 completed mergers and acquisitions for an average gain of 52.2%.
   In the rapidly evolving telecommunications field, we added U.S. West Communications Group and Frontier Corp. as two possible takeover values which also have good growth outlooks. The deregulation of the electric industry is prompting major structural changes in the industry as companies maneuver to control more of their potential market. Electric companies are beginning to realize the possible synergistic benefits of acquiring a gas company in their same territory, and an oil and gas producer-pipeline company is bidding for an electric utility.
RESTRUCTURING
   We have seen the benefits of restructuring among U.S. companies, especially those aiming to become more competitive globally, through improved productivity. We purchased American Home Products Corp. because of 1) the improvement in earnings from the synergies from their acquisition of American Cyanamid Corp.;
2) the pipeline of new products; and 3) a restructuring which might entail a spin-off or rationalization of their businesses. In the gas distribution business, we purchased Questar Corp. and the recently issued convertibles of MCN Corp. Both companies are restructuring from a corporate structure that is primarily regulated, to a business which will derive its income 50/50 from regulated and non-regulated areas. The latter category will probably be predominately exploration and production of oil and gas. Other domestic restructuring issues which we have purchased included Corning, Dun & Bradstreet, Reader's Digest Association and Torchmark Corp. Foreign companies, particularly in Europe, are now joining this restructuring trend since they have seen its benefits in U.S companies. Internationally, we invested in Rhone Poulenc, Imperial Chemical Industries Plc, and Tompkins Plc, all of which have been successfully restructuring and offer possibilities for improved earnings***.
   Recently, we sold Westinghouse Electric Corp. which has been in the process of extensive restructuring. As we began to realize capital appreciation in recognition of some of their bold moves, we sold a portion of the Fund's holdings for a 20.3% gain for a holding period of a little over one year.
VALUE TIMING
   One of the Fund's strategies has been to invest in issues that we view have become undervalued temporarily due to Wall Street's overreaction to adverse news, We call this a value timing strategy. Illustrative is our

*** INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS
    CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS.
4

                          EVERGREEN TOTAL RETURN FUND

(Photo of calculator, pen and money)

purchase of the shares of Comsat Corp. We bought these shares in February, 1996, because of analysts' concerns about this quasi-Government company's ability to compete in the rapidly changing satellite industry and its weak earnings from athletic team investments. We reasoned the stock was oversold, in view of sizable assets, particularly satellites currently in operation. We sold it one month later for a gain of 30% to the portfolio.
   Convertibles in the technology arena also offered some opportunities for us. The technology equity investment arena is particularly volatile. We have observed that at points of temporary weakness, where the underlying growth trends of companies are still in place, it makes sense to buy these convertibles. Conversely, one must be nimble to take profits. We realized gains of over 29% on three technology convertibles: Seagate Technology Convertible 6-3/4% due 5/01/12, Altera Corp. Convertible 5-3/4% due 6/15/02 and 3Com Corp. Convertible 10-1/4% due 11/01/01.
   Internationally, we extended our search for value timing opportunities, buying Telecom Corp. of New Zealand, Ltd. when the stock price was under pressure due to fear about upcoming elections. More recently, we have bought Scottish Power which has lagged the overall British market and has good earnings potential.
PORTFOLIO PERFORMANCE
   The best performing groups were related to consumer spending, including consumer products and services, retailing, and healthcare. Banks and thrifts continue to provide strength for the portfolio. Gas and telephone utilities were also positive during this period of time.
   Cyclical issues, which include industrial commercial goods and services, and a few technology issues were particularly hard hit in the market drop during July. They were a drag on the portfolio performance. We also found that convertible bonds and convertible preferreds did not provide as strong a support as we had anticipated in the market decline, and a number of specialty insurance companies were also weak during this period.
   Evergreen Total Return Fund's total return for the six months ended July 31, 1996, was -0.2%+ for Class Y, no-load shares. The six-month total returns at net asset value for the Fund's Class A shares, Class B shares, and Class C shares were -0.3%, -0.6%, and -0.6%, respectively++.
   The Fund's strategy continues to focus on companies with increasing dividends or with the high probabilities of increases. Fifty-five percent of the companies represented in the portfolio increased their dividends during the preceding twelve months. The increases ranged up to 50% for First Essex Bancorp and 40% for IBM.

 + PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN
   DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
++ CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT END SALES CHARGE, CLASS B
   SHARES ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. SALES CHARGES ARE NOT REFLECTED IN THE FIGURES ABOVE, AND IF REFLECTED, PERFORMANCE WOULD BE LOWER.
                                                                               5

                          EVERGREEN TOTAL RETURN FUND

(Photo of calculator, pen and money)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
OUTLOOK
   We believe we are in a period of continuing price volatility due to upcoming elections, concerns about the direction of the economy and Federal Reserve policy, and consumer indebtedness. We experienced a very turbulent market from June 5 to July 23 when the S&P 500 declined 7.6% and the NASDAQ Composite declined 16.0%. For this reason, we think it more important than ever to focus on value yield investing which we believe offers defensive benefits.
   More recently, the economic announcements indicate that inflation is largely under control and growth is slowing in the U.S., which will probably mean the Federal Reserve will not have to tighten interest rates near-term. This slower growth does suggest some clouds on the horizon for corporate earnings. Long-term though, we see some very strong positive growth trends in the U.S., particularly in the technology, financial services, and health care industries. By investing in sectors that have strong underlying growth trends plus merger and acquisition possibilities, we believe that the effects of market volatility will probably be reduced. By complementing this type of investing with value timing opportunities, restructuring benefits and yield investing, we anticipate a steadier long-term growth trend and income flow.
6

                          EVERGREEN TOTAL RETURN FUND
                            STATEMENT OF INVESTMENTS
                                 JULY 31, 1996
                                  (UNAUDITED)
(Photo of calculator, pen and money)

  SHARES                                            VALUE
COMMON STOCKS -- 73.5%
             AUTOMOTIVE EQUIPMENT &
             MANUFACTURING -- .7%
   200,000   Chrysler Corp...................... $  5,675,000
             BANKS -- 12.1%
    11,900   AmSouth Bancorp....................      438,813
   142,000   BancorpSouth, Inc..................    3,106,250
   178,300   Bankers Trust New York Corp........   12,815,312
     1,352   Barnett Banks, Inc.................       82,979
   192,500   +CB Bancshares, Inc................    5,390,000
    24,850   CCB Financial Corp.................    1,285,988
    52,000   Citizens Banking Corp..............    1,534,000
 1,908,000   Commonwealth Bank of
             Australia**........................    9,371,026
    40,000   Deposit Guaranty Corp..............    1,830,000
    60,606   F&M National Corp..................    1,053,029
    25,000   First Essex Bancorp, Inc...........      265,625
     7,000   First of America Bank Corp.........      317,625
    20,000   First Tennessee National Corp......      590,000
    80,500   First Virginia Banks, Inc..........    3,240,125
     7,500   Firstbank of Illinois Co...........      221,250
   229,100   FirstMerit Corp....................    6,873,000
   424,700   Fleet Financial Group, Inc.........   17,200,350
    30,501   Hudson Chartered Bancorp, Inc......      655,772
   141,960   Interchange Financial
             Services Corp......................    2,697,240
   120,000   +Jacksonville Bancorp, Inc.........    1,230,000
   203,251   Jefferson Bankshares, Inc..........    4,623,960
   175,900   Magna Group, Inc...................    3,957,750
    12,000   Mercantile Bancorporation, Inc.....      550,500
   180,000   National Australia Bank Ltd........    8,212,500
    10,000   One Valley Bancorp of West
             Virginia, Inc......................      346,250
    39,627   Second Bancorp, Inc................    1,238,344
    49,500   Susquehanna Bancshares, Inc........    1,367,438
     3,500   United Bankshares, Inc.............       98,000
   107,320   USBancorp, Inc.....................    3,548,267
   400,000   Westpac Banking Corp. Ltd..........    8,950,000
                                                  103,091,393
             BUSINESS EQUIPMENT &
             SERVICES -- 3.9%
   272,500   Dun & Bradstreet Corp. (The).......   15,668,750
   160,000   International Business
             Machines Corp......................   17,260,000
                                                   32,928,750
             CHEMICAL & AGRICULTURAL
             PRODUCTS -- 2.7%
   230,000   Dow Chemical Co. (The).............   17,106,250
  SHARES                                            VALUE
             CHEMICAL & AGRICULTURAL
             PRODUCTS -- CONTINUED
   129,500   Imperial Chemical Industries
             Plc, ADR........................... $  6,037,938
                                                   23,144,188
             CONSUMER PRODUCTS &
             SERVICES -- .3%
   150,640   Knape & Vogt Manufacturing Co......    2,033,640
             DIVERSIFIED COMPANIES -- 5.5%
 2,160,700   Hanson Plc, ADR....................   27,548,925
    95,000   Tenneco, Inc.......................    4,678,750
   924,500   Tomkins Plc, ADR...................   14,792,000
                                                   47,019,675
             ELECTRICAL EQUIPMENT &
             SERVICES -- .6%
   100,000   AMP, Inc...........................    3,862,500
    41,400   Thomas & Betts Corp................    1,511,100
                                                    5,373,600
             ENERGY -- 2.5%
    10,000   Amoco Corp.........................      668,750
    27,500   Atlantic Richfield Co..............    3,184,907
    10,000   Elf Aquitaine, ADR.................      360,000
   436,000   Enron Global Power &
             Pipelines LLC......................   10,954,500
     8,100   Equitable Resources, Inc...........      205,538
   182,800   Questar Corp.......................    5,758,200
                                                   21,131,895
             FINANCE & INSURANCE -- 2.5%
    17,500   American General Corp..............      648,375
   200,000   GCR Holdings, Ltd..................    4,575,000
   105,200   Hartford Steam Boiler Inspection &
             Insurance Co. (The)................    4,589,350
   100,000   LaSalle Re Holdings, Ltd...........    2,250,000
    10,000   Marsh & McLennan Cos., Inc.........      906,250
    71,600   Provident Cos., Inc................    2,613,400
   135,000   Torchmark Corp.....................    5,754,375
                                                   21,336,750
             FOREST PRODUCTS -- .3%
    60,000   Union Camp Corp....................    2,880,000
             HEALTHCARE PRODUCTS &
             SERVICES -- 5.8%
   428,000   ADAC Laboratories..................    8,292,500
   100,000   American Home Products Corp........    5,675,000
   164,700   Bristol-Myers Squibb Co............   14,267,138
   200,000   Rhone Poulenc SA, ADR..............    5,172,241

                                                                               7

                          EVERGREEN TOTAL RETURN FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 JULY 31, 1996
                                  (UNAUDITED)
(Photo of calculator, pen and money)

  SHARES                                            VALUE
COMMON STOCKS -- CONTINUED
             HEALTHCARE PRODUCTS &
             SERVICES -- CONTINUED
    30,000   Schering-Plough Corp............... $  1,653,750
    52,500   Shared Medical Systems Corp........    2,887,500
    98,000   SmithKline Beecham Plc, ADR........    5,267,500
   107,200   Warner-Lambert Co..................    5,842,400
     3,900   Zeneca Group Plc, ADR..............      252,525
                                                   49,310,554
             INDUSTRIAL SPECIALTY PRODUCTS
             & SERVICES -- 1.9%
   100,000   Cooper Industries, Inc.............    3,937,500
   488,000   McDermott International, Inc.......    8,845,000
    50,000   Snap-On, Inc.......................    2,218,750
    30,000   Timken Co. (The)...................    1,098,750
                                                   16,100,000
             INFORMATION SERVICES &
             TECHNOLOGY -- .8%
   476,499   *National Semiconductor Corp.......    6,730,548
             OFFICE EQUIPMENT &
             SUPPLIES -- .0%(a)
     3,400   Pitney Bowes, Inc..................      164,900
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 1.3%
   274,000   Reader's Digest Assn., Inc. (The)..   11,336,750
             REAL ESTATE -- 6.2%
   250,184   Bradley Real Estate, Inc...........    3,627,668
   155,000   Burnham Pacific Properties, Inc....    1,801,875
   140,000   CarrAmerica Realty Corp............    3,360,000
    43,600   Chelsea GCA Realty, Inc............    1,258,950
   257,200   Columbus Realty Trust..............    4,951,100
   220,000   Crown American Realty Trust........    1,815,000
     9,000   Evans Withycombe
             Residential, Inc...................      183,375
    75,000   Glimcher Realty Trust..............    1,246,875
   484,512   Horizon Group, Inc.................   10,053,624
   611,700   +Kranzco Realty Trust..............    9,634,275
   272,000   Patriot American
             Hospitality, Inc...................    7,718,000
   139,500   Post Properties, Inc...............    4,830,187
   187,500   South West Property Trust, Inc.....    2,390,625
                                                   52,871,554
             RETAILING & WHOLESALE -- 1.9%
   115,000   J. C. Penney Co., Inc..............    5,721,250
    55,500   Jacobson Stores, Inc...............      610,500
   200,000   Mercantile Stores Co., Inc.........    9,800,000
                                                   16,131,750
  SHARES                                            VALUE
             TELECOMMUNICATION SERVICES
             & EQUIPMENT -- 1.8%
   100,000   Cable & Wireless Plc, ADR.......... $  1,887,500
     5,000   *Portugal Telecom SA, ADS..........      128,125
   151,900   Telecom Argentina STET - France
             Telecom SA, ADR....................    5,772,200
    30,400   Telecom Corp. Of New Zealand Ltd.
             ADS................................    2,238,200
   220,000   Telefonica del Peru SA, ADS........    4,812,500
                                                   14,838,525
             TEXTILE & APPAREL -- .3%
    51,900   Kellwood Co........................      830,400
    93,500   Oxford Industries, Inc.............    1,402,500
                                                    2,232,900
             THRIFT INSTITUTIONS -- .5%
    78,840   CFX Corp...........................    1,064,340
    30,800   Eagle Financial Corp...............      739,200
    99,000   +People's Savings Financial
             Corp...............................    2,153,250
     7,755   Washington Federal, Inc............      164,794
                                                    4,121,584
             TRANSPORTATION -- 1.3%
   350,000   KLM Royal Dutch Air Lines..........   11,025,000
             UTILITIES -- ELECTRIC -- 14.4%
   455,400   Atlantic Energy, Inc...............    7,741,800
   100,000   Carolina Power & Light Co..........    3,600,000
     3,800   Commonwealth Energy System.........       87,400
    73,500   Dominion Resources, Inc............    2,765,438
    10,633   Eastern Utilities Associates.......      168,799
   352,500   FPL Group, Inc.....................   15,994,687
   122,600   General Public Utilities Corp......    3,984,500
   763,300   Houston Industries, Inc............   17,269,662
   220,000   Illinova Corp......................    5,665,000
   121,300   Northern State Power Corp..........    5,428,175
   100,000   Portland General Corp..............    3,550,000
   100,000   Potomac Electric Power Co..........    2,412,500
   835,000   Public Service Enterprise
             Group, Inc.........................   21,814,375
 2,150,000   Scottish Power Plc, ADR............   10,534,298
   191,300   Texas Utilities Co.................    8,034,600
   515,000   TNP Enterprises, Inc...............   13,454,375
                                                  122,505,609
             UTILITIES -- GAS -- .4%
   110,400   CMS Energy Corp. Cl. G.............    2,028,600
    65,000   Energen Corp.......................    1,470,625
                                                    3,499,225

8

                          EVERGREEN TOTAL RETURN FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 JULY 31, 1996
                                  (UNAUDITED)
(Photo of calculator, pen and money)

  SHARES                                            VALUE
COMMON STOCKS -- CONTINUED
             UTILITIES -- TELEPHONE -- 4.1%
    20,000   Bell Atlantic Corp................. $  1,182,500
   311,800   Frontier Corp......................    8,769,375
    50,000   GTE Corp...........................    2,062,500
    50,000   NYNEX Corp.........................    2,243,750
    17,900   Southern New England
             Telecommunications Corp............      686,912
   657,400   U.S. West Communications Group,
             Inc................................   19,968,525
                                                   34,913,562
             OTHER SECURITIES -- 1.7%...........   14,509,878
             TOTAL COMMON STOCKS
             (COST $640,298,607)................  624,907,230
CONVERTIBLE PREFERRED STOCKS -- 18.8%
             BANKS -- 1.8%
   112,500   Firstar Corp.
             $1.75, Series D....................    5,407,032
   351,971   ONBANCorp, Inc.
             6.75%, Series B....................    9,503,217
                                                   14,910,249
             CHEMICAL & AGRICULTURAL
             PRODUCTS -- 1.1%
   423,000   Atlantic Richfield Co.
             9.0%, DECS.........................    9,676,125
             CONSUMER PRODUCTS &
             SERVICES -- 1.1%
   175,000   Corning, Inc.
             6.0%, MIPS.........................    9,493,750
             ELECTRICAL EQUIPMENT &
             SERVICES -- .7%
   400,000   Westinghouse Electric Corp. $1.30,
             Series C, PEPS.....................    6,328,000
             ENERGY -- 3.2%
    49,200   Ashland, Inc.
             $3.125.............................    2,927,400
    50,000   Callon Petroleum Co.
             8.50%, Series A....................    1,537,500
 1,101,200   Santa Fe Energy Resources, Inc.
             8.25%, DECS........................   11,287,300
   200,000   Unocal Corp.
             7.00%..............................   11,250,000
                                                   27,002,200
             FINANCE & INSURANCE -- 2.2%
     5,000   Allstate Corp. (The)
             6.76%, due 1998, DECS..............      213,125
  SHARES                                            VALUE
CONVERTIBLE PREFERRED STOCKS -- CONTINUED
             FINANCE & INSURANCE -- CONTINUED
    61,600   American General Corp.
             $3.00, Series A, MIPS.............. $  3,080,000
    29,100   Aon Corp. Cl. A
             6.25%..............................    1,746,000
   239,600   Integon Corp.
             $3.875.............................   13,747,050
                                                   18,786,175
             FOREST PRODUCTS -- .1%
    18,600   Boise Cascade Corp.
             $1.58, Series G, ACES..............      504,525
             HEALTHCARE PRODUCTS &
             SERVICES -- .5%
   165,000   FHP International Corp.
             5.00%, Series A....................    4,006,406
             METAL PRODUCTS & SERVICES -- 4.1%
             Freeport McMoRan Copper &
             Gold, Inc.
   812,800   5.0%, EDS
             Series A...........................   21,437,600
   473,100   7.0%, EDS..........................   13,601,625
                                                   35,039,225
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 2.3%
    88,000   AMC Entertainment, Inc.
             $1.75..............................    3,014,000
   425,000   TCI Communications, Inc.
             $2.125, Series A...................   16,096,875
                                                   19,110,875
             REAL ESTATE -- .3%
   150,000   Wellsford Residential Property
             Trust
             7.0%, Series A.....................    2,925,000
             UTILITIES -- 1.4%
   105,000   Enron Corp.
             6.25%, ACES........................    2,467,500
   100,600   MCN Corp.
             8.75%, PRIDES......................    2,577,875
   121,000   Philippine Long Distance Telephone
             Co., GDS
             7.00%, Series III..................    6,639,875
                                                   11,685,250
             TOTAL CONVERTIBLE PREFERRED STOCKS
             (COST $165,342,534)................  159,467,780

                          EVERGREEN TOTAL RETURN FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 JULY 31, 1996
                                  (UNAUDITED)
(Photo of calculator, pen and money)

 PRINCIPAL
  AMOUNT                                            VALUE
CONVERTIBLE DEBENTURES -- 6.2%
              BANKS -- .2%
$ 1,500,000   Magna Group, Inc.
              8.75%, 11/1/98.................... $  1,522,500
              ELECTRICAL EQUIPMENT &
              SERVICES -- .8%
  6,750,000   Analog Devices, Inc.
              3.50%, 12/1/00....................    6,901,875
              ENERGY -- .3%
  2,500,000   Key Energy Group, Inc.
              7.00%, 7/1/03.....................    2,512,500
              FINANCE & INSURANCE -- .8%
    115,000   Merrill Lynch & Co., Inc.
              STRYPES
              7.25%, due 6/15/99
              (Exchangeable for
              Sun America, Inc. common stock)...    6,540,625
              HEALTHCARE PRODUCTS &
              SERVICES -- 2.8%
              Beverly Enterprises, Inc.
 22,220,000   5.50%, 8/1/18.....................   20,775,700
  1,335,000   7.625%, 3/15/03...................    1,261,575
  1,369,000   Maxxim Medical, Inc.
              6.75%, 3/1/03.....................    1,416,915
                                                   23,454,190
              INDUSTRIAL SPECIALTY PRODUCTS
              & SERVICES -- .4%
  3,500,000   Magna International, Inc.
              5.00%, 10/15/02...................    3,522,050
              INFORMATION SERVICES &
              TECHNOLOGY -- .2%
  2,000,000   Conner Peripherals, Inc.
              6.50%, 3/1/02.....................    2,130,000
              METAL PRODUCTS &
              SERVICES -- .6%
  5,000,000   Altera Corp.
              5.75%, 6/15/02....................    5,175,000
              PUBLISHING, BROADCASTING &
              ENTERTAINMENT -- .1%
     55,000   Merrill Lynch & Co., Inc.
              STRYPES
              6.0%, due 6/1/99
              (Exchangeable for Cox
              Communications, Inc. common
              stock)............................    1,100,000
              TOTAL CONVERTIBLE DEBENTURES
              (COST $59,255,570)................   52,858,740
 PRINCIPAL
  AMOUNT                                            VALUE
SHORT-TERM INVESTMENTS -- 1.6%
              COMMERCIAL PAPER -- .0% (a)
$   300,000   Golden Managers Acceptance Corp.
              5.37%, 8/7/96..................... $    299,731
              GOVERNMENT AGENCY NOTES &
              BONDS -- 1.6%
  2,100,000   Federal Farm Credit Bank
              5.22%, 8/26/96....................    2,092,388
              Federal Home Loan Mortgage
              5.22%, 8/29/96....................    3,386,196
  3,400,000
    800,000   5.23%, 8/19/96....................      797,908
    500,000   5.25%, 8/15/96....................      498,979
              Federal National Mortgage Assn.
    500,000   5.26%, 8/29/96....................      497,954
  6,000,000   5.27%, 8/29/96....................    5,975,407
                                                   13,248,832
              TOTAL SHORT-TERM INVESTMENTS
              (COST $13,548,563)................   13,548,563

             TOTAL INVESTMENTS --
             (COST $878,445,274)....... 100.1%    850,782,313
             OTHER ASSETS AND
             LIABILITIES -- NET........  (0.1%)    (1,060,708)
             NET ASSETS --............. 100.0%   $849,721,605

Summary of abbreviations:
ACES -- Automatically Convertible Equity Securities
ADR -- American Depositary Receipts
ADS -- American Depositary Shares
DECS -- Dividend Enhanced Convertible Stock
EDS -- Exchangeable Depository Shares
GDS -- Global Depositary Shares
MIPS -- Monthly Income Preferred Shares
PEPS -- Participating Equity Preferred Shares
PRIDES --  Preferred Redeemable Increased Dividend Equity Securities
STRYPES -- Structured Yield Product Exchangeable for Stock securities.
*  Non-income producing securities.
+ Investment in non-controlled affiliates-holdings over 5% of outstanding voting securities. During the six months ended July 31, 1996, the Fund recognized $771,807 in dividend income from these investments.
** Beneficial interest in these shares is represented by Installment Receipts.
   The Installment Receipts will become Ordinary Shares upon the second and final installment payment in November 1997.
(a) Less than one tenth of one percent.
See accompanying notes to financial statements.
10

                          EVERGREEN TOTAL RETURN FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 31, 1996
                                  (UNAUDITED)
(Photo of calculator, pen and money)

ASSETS:
   Investments at value (identified cost $878,445,274)...........................................................  $850,782,313
   Cash..........................................................................................................        71,977
   Dividends and interest receivable.............................................................................     3,229,965
   Receivable for investments sold...............................................................................     2,939,635
   Receivable for Fund shares sold...............................................................................       419,882
   Prepaid expenses..............................................................................................        33,506
         Total assets............................................................................................   857,477,278
LIABILITIES:
   Payable for investments purchased.............................................................................     5,999,839
   Accrued Advisory fee..........................................................................................       724,609
   Accrued expenses..............................................................................................       596,733
   Payable for Fund shares repurchased...........................................................................       411,829
   Distribution fee payable......................................................................................        22,663
         Total liabilities.......................................................................................     7,755,673
NET ASSETS.......................................................................................................  $849,721,605
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $885,382,809
   Undistributed net investment income...........................................................................       949,269
   Accumulated net realized loss on investment transactions......................................................    (8,947,276)
   Net unrealized depreciation of investments....................................................................   (27,663,197)
         Net assets..............................................................................................  $849,721,605
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($6,990,477/357,083 shares of beneficial interest outstanding).................................        $19.58
   Sales charge -- 4.75% of offering price.......................................................................           .98
         Maximum offering price..................................................................................  $      20.56
   Class B Shares ($24,581,935/1,260,662 shares of beneficial interest outstanding)..............................  $      19.50
   Class C Shares ($869,603/44,603 shares of beneficial interest outstanding)....................................  $      19.50
   Class Y Shares ($817,279,590/41,700,098 shares of beneficial interest outstanding)............................  $      19.60

See accompanying notes to financial statements.
                                                                              11

                          EVERGREEN TOTAL RETURN FUND
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JULY 31, 1996
                                  (UNAUDITED)
(Photo of calculator, pen and money)

INVESTMENT INCOME:
      Dividends (net of foreign withholding taxes of $735,554).................................                $ 25,274,487
      Interest.................................................................................                   2,459,087
         Total investment income...............................................................                  27,733,574
EXPENSES:
      Advisory fee.............................................................................  $ 4,470,943
      Distribution fee -- Class A Shares.......................................................        7,463
      Distribution fee -- Class B Shares.......................................................       75,542
      Shareholder services fee -- Class B Shares...............................................       25,181
      Distribution fee -- Class C Shares.......................................................        2,816
      Shareholder services fee -- Class C Shares...............................................          939
      Transfer agent fee.......................................................................      491,400
      Custodian fee............................................................................      100,100
      Reports and notices to shareholders......................................................       91,000
      Professional fees........................................................................       57,694
      Trustees' fees and expenses..............................................................       33,670
      Registration and filing fees.............................................................       27,300
      Insurance................................................................................       14,935
      Miscellaneous............................................................................       25,984
         Total operating expenses..............................................................    5,424,967
      Interest expense.........................................................................        3,708
            Net expenses.......................................................................                   5,428,675
Net investment income..........................................................................                  22,304,899
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND
COVERED CALL OPTIONS:
   Net realized gain on:
      Investment transactions..................................................................   20,775,149
      Foreign currency transactions............................................................       19,692
      Covered call options.....................................................................      639,208
      Net realized gain on investments.........................................................                  21,434,049
   Net change in unrealized depreciation of investments........................................                 (43,848,954)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................                $   (110,006)

See accompanying notes to financial statements.
12

                          EVERGREEN TOTAL RETURN FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Photo of calculator, pen and money)

                                                                                              SIX MONTHS
                                                                                                 ENDED             YEAR
                                                                                             JULY 31, 1996        ENDED
                                                                                              (UNAUDITED)    JANUARY 31, 1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...................................................................  $  22,304,899    $   53,831,619
   Net realized gain on investments, foreign currency transactions and covered call
     options...............................................................................     21,434,049        18,456,772
   Net change in unrealized appreciation (depreciation) of investments.....................    (43,848,954)      126,889,047
      Net increase (decrease) in net assets resulting from operations......................       (110,006)      199,177,438
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares..........................................................................       (161,796)         (115,623)
   Class B Shares..........................................................................       (480,501)         (338,493)
   Class C Shares..........................................................................        (18,132)          (10,937)
   Class Y Shares..........................................................................    (23,105,773)      (53,434,290)
      Total distributions to shareholders..................................................    (23,766,202)      (53,899,343)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...............................................................     34,917,088        52,666,229
   Proceeds from reinvestment of distributions.............................................     21,229,947        48,433,865
   Payment for shares redeemed.............................................................   (116,690,497)     (254,625,686)
         Net decrease resulting from Fund share transactions...............................    (60,543,462)     (153,525,592)
         Net decrease in net assets........................................................    (84,419,670)       (8,247,497)
NET ASSETS:
   Beginning of period.....................................................................    934,141,275       942,388,772
   End of period (including undistributed net investment income of $949,269 and $2,410,572,
     respectively).........................................................................  $ 849,721,605    $  934,141,275

See accompanying notes to financial statements.
                                                                              13

                         EVERGREEN TOTAL RETURN FUND --
                              CLASS A AND B SHARES
                              FINANCIAL HIGHLIGHTS
(Photo of calculator, pen and money)

                                                                CLASS A SHARES                               CLASS B SHARES
                                              SIX MONTHS                                             SIX MONTHS
                                                 ENDED          YEAR ENDED      JANUARY 3, 1995*        ENDED          YEAR ENDED
                                             JULY 31, 1996     JANUARY 31,           THROUGH        JULY 31, 1996     JANUARY 31,
                                              (UNAUDITED)          1996         JANUARY 31, 1995     (UNAUDITED)          1996
PER SHARE DATA:
Net asset value, beginning of period.......     $ 20.15           $17.28             $ 17.09           $ 20.08          $  17.28
Income from investment operations:
  Net investment income....................         .49             1.01                 .02               .43               .91
  Net realized and unrealized gain (loss)
    on investments.........................        (.54)            2.94                 .17              (.55)             2.87
    Total from investment operations.......        (.05)            3.95                 .19              (.12)             3.78
Less distributions to shareholders from net
  investment income........................        (.52)           (1.08)                 --              (.46)             (.98)
Net asset value, end of period.............     $ 19.58           $20.15             $ 17.28           $ 19.50          $  20.08
TOTAL RETURN+..............................        (.3%)           23.4%                1.1%              (.6%)            22.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)..........................      $6,990           $4,412                $119           $24,582          $ 14,750
Ratios to average net assets:
  Expenses.................................       1.44%++          1.36%**             1.45%++           2.19%++           2.11%**
  Net investment income....................       4.81%++          5.39%**             4.09%++           4.05%++           4.69%**
Portfolio turnover rate....................         79%             138%                151%               79%              138%
Average commission paid per share..........      $.0495              N/A                 N/A            $.0495               N/A

                                             JANUARY 3, 1995*
                                                 THROUGH
                                             JANUARY 31, 1995
PER SHARE DATA:
Net asset value, beginning of period.......       $17.09
Income from investment operations:
  Net investment income....................          .02
  Net realized and unrealized gain (loss)
    on investments.........................          .17
    Total from investment operations.......          .19
Less distributions to shareholders from net
  investment income........................           --
Net asset value, end of period.............       $17.28
TOTAL RETURN+..............................         1.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)..........................         $599
Ratios to average net assets:
  Expenses.................................        2.23%++
  Net investment income....................        3.23%++
Portfolio turnover rate....................         151%
Average commission paid per share..........          N/A

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense reimbursements. If the Fund had borne all expenses that were assumed by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                                         YEAR ENDED JANUARY
                                                                                                              31, 1996
                                                                                                         CLASS A    CLASS B
                                                                                                         SHARES     SHARES
Expenses..............................................................................................    2.50%      2.25%
Net investment income.................................................................................    4.25%      4.55%

See accompanying notes to financial statements.
14

                         EVERGREEN TOTAL RETURN FUND --
                                 CLASS C SHARES
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Photo of calculator, pen and money)

                                                                                                  CLASS C SHARES
                                                                                          SIX MONTHS
                                                                                             ENDED          YEAR ENDED
                                                                                         JULY 31, 1996     JANUARY 31,
                                                                                          (UNAUDITED)          1996
PER SHARE DATA:
Net asset value, beginning of period...................................................     $ 20.08           $17.27
Income from investment operations:
  Net investment income................................................................         .42              .90
  Net realized and unrealized gain (loss) on investments...............................        (.54)            2.89
    Total from investment operations...................................................        (.12)            3.79
Less distributions to shareholders from net investment income..........................        (.46)            (.98)
Net asset value, end of period.........................................................     $ 19.50           $20.08
TOTAL RETURN+..........................................................................        (.6%)           22.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)......................................................................        $870             $523
Ratios to average net assets:
  Expenses.............................................................................       2.19%++          2.11%**
  Net investment income................................................................       4.02%++          4.67%**
Portfolio turnover rate................................................................         79%             138%
Average commission paid per share......................................................      $.0495              N/A

                                                                                         JANUARY 3, 1995*
                                                                                              THROUGH
                                                                                         JANUARY 31, 1995
PER SHARE DATA:
Net asset value, beginning of period...................................................       $ 17.09
Income from investment operations:
  Net investment income................................................................           .01
  Net realized and unrealized gain (loss) on investments...............................           .17
    Total from investment operations...................................................           .18
Less distributions to shareholders from net investment income..........................            --
Net asset value, end of period.........................................................       $ 17.27
TOTAL RETURN+..........................................................................          1.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)......................................................................           $24
Ratios to average net assets:
  Expenses.............................................................................         2.22%++
  Net investment income................................................................         2.68%++
Portfolio turnover rate................................................................          151%
Average commission paid per share......................................................           N/A

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense reimbursements. If the Fund had borne all expenses that were assumed by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                                             YEAR ENDED
                                                                                                          JANUARY 31, 1996
                                                                                                              CLASS C
                                                                                                               SHARES
Expenses...............................................................................................         13.03%
Net investment loss....................................................................................         (6.25%)

See accompanying notes to financial statements.
                                                                              15

                         EVERGREEN TOTAL RETURN FUND --
                                 CLASS Y SHARES
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Photo of calculator, pen and money)

                                                                                         CLASS Y SHARES
                                                                                                                           YEAR
                                                                   SIX MONTHS                                             ENDED
                                                                     ENDED           YEAR ENDED          TEN MONTHS       MARCH
                                                                 JULY 31, 1996       JANUARY 31,            ENDED          31,
                                                                  (UNAUDITED)           1996          JANUARY 31, 1995*    1994
PER SHARE DATA:
Net asset value, beginning of period...........................      $20.16            $ 17.28             $ 18.29        $20.90
Income (loss) from investment operations:
  Net investment income........................................         .52               1.10                 .87          1.08
  Net realized and unrealized gain (loss) on investments.......        (.54)              2.87                (.55)        (1.41)
    Total from investment operations...........................        (.02)              3.97                 .32          (.33)
Less distributions to shareholders from:
  Net investment income........................................        (.54)             (1.09)              (1.08)        (1.08)
  Net realized gain on investments.............................          --                 --                (.25)        (1.20)
      Total distributions......................................        (.54)             (1.09)              (1.33)        (2.28)
Net asset value, end of period.................................      $19.60            $ 20.16             $ 17.28        $18.29
TOTAL RETURN+..................................................        (.2%)             23.5%                1.9%        (2.1%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions)................................................        $817               $914                $942        $1,065
Ratios to average net assets:
  Expenses.....................................................       1.18%++            1.19%               1.24%++       1.18%
  Net investment income........................................       4.99%++            5.70%               5.70%++       5.29%
Portfolio turnover rate........................................         79%               138%                151%          106%
Average commission paid per share..............................      $.0495                N/A                 N/A           N/A

                                                                  1993     1992
PER SHARE DATA:
Net asset value, beginning of period...........................  $18.82   $18.12
Income (loss) from investment operations:
  Net investment income........................................    1.11     1.08
  Net realized and unrealized gain (loss) on investments.......    2.51      .70
    Total from investment operations...........................    3.62     1.78
Less distributions to shareholders from:
  Net investment income........................................   (1.08)   (1.08)
  Net realized gain on investments.............................    (.46)    --
      Total distributions......................................   (1.54)   (1.08)
Net asset value, end of period.................................  $20.90   $18.82
TOTAL RETURN+..................................................   20.2%    10.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions)................................................  $1,142   $1,032
Ratios to average net assets:
  Expenses.....................................................   1.18%    1.21%
  Net investment income........................................   5.65%    5.73%
Portfolio turnover rate........................................    164%     137%
Average commission paid per share..............................     N/A      N/A

*  The Fund changed its fiscal year end from March 31 to January 31.
+ Total return is calculated for the periods indicated and is not annualized. ++ Annualized.
See accompanying notes to financial statements.
16

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen Total Return Fund (the "Fund") is an open-end management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund's investment objective is to achieve a return consisting of current income and capital appreciation.
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price. Securities traded on an exchange or NMS for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Unlisted securities for which market quotations are not readily available are valued at a price quoted by one or more brokers. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service. Securities for which market quotations are not readily available are valued at their respective fair value as determined in good faith by the Fund's Trustees. Short-term investments are valued at amortized cost, which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued daily.
     INCOME TAXES -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains. At January 31, 1996, the Fund's most recent fiscal year end, the Fund had a capital loss carryover of $30,344,063, of which $22,833,382 expires on 1/31/03 and $7,510,681 expires on 1/31/04.
     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are distributed quarterly. Distributions from net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from amounts available under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.
     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
                                                                              17

                         NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- Pursuant to an agreement with the Fund's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union National Bank of North Carolina ("First Union"), Evergreen Asset is entitled to an annual fee based on the Fund's average daily net assets in accordance with the following schedule:

First $750 million              1.00%
Next $250 million               0.90%
Over $1 billion                 0.80%

     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to the Fund and also provides brokerage services with respect to substantially all security transactions effected on the New York or American Stock Exchanges. For transactions executed during the six-month period ended July 31, 1996, the Fund incurred brokerage commissions of $1,287,300 with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Fund, for its cost of providing investment advisory services.
     ADMINISTRATION AGREEMENT -- Evergreen Asset furnishes the Fund with administrative services as part of its advisory agreement and accordingly, the Fund does not pay a separate administration fee. Furman Selz LLC ("Furman Selz") is the Fund's sub-administrator. As sub-administrator, Furman Selz provides the officers of the Fund. Furman Selz' fee is paid by Evergreen Asset and is not a fund expense.
     PLANS OF DISTRIBUTION -- The Fund has adopted for its Class A Shares, Class B Shares, and Class C Shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act (see note 4). Under the terms of the Plans, the Fund may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% of Class A Share's average daily net assets and an annual fee of 1% of Class B and Class C Share's average daily net assets. The payments for Class A were voluntarily limited to .25 of 1% of average daily net assets. Rule 12b-1 fees are accrued daily and paid monthly.
     In connection with its plans, the Fund has entered into a distribution agreement with Evergreen Funds Distributor, Inc. ("EFD"), a subsidiary of Furman Selz, whereby the Fund will compensate EFD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A Shares average daily net assets and an annual fee of 1% of Class B and Class C Share's average daily net assets. A portion of the payments for Class B and C Shares, up to .25 of 1%, may constitute a shareholder services fee. EFD has entered into a Shareholder Services Agreement with First Union Brokerage ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for certain services provided to shareholders and/or maintenance of shareholder accounts relating to the Fund's Class B and Class C Shares.
     SALES CHARGES -- EFD has advised the Fund that it has retained $11,942 from front-end sales charges resulting from sales of Class A Shares during the six-month period ended July 31, 1996.
NOTE 4 -- SHARES OF BENEFICIAL INTEREST
     The Fund has an unlimited number of $0.001 par value shares of beneficial interest authorized. The shares are divided into classes which are designated Class A, Class B, Class C, and Class Y Shares. Class A Shares are sold with a front-end sales charge of up to 4.75%. Class B Shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B Shares will automatically convert to Class A Shares seven years after the date of purchase. Class C Shares are sold with a contingent deferred sales charge of 1% during the first year after the date of purchase. Class Y Shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other
18

                         NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued rights, except that Class A, Class B and Class C Shares bear distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plans.
     Transactions in shares of beneficial interest were as follows:

                                                                       SIX MONTHS ENDED
                                                                        JULY 31, 1996                     YEAR ENDED
                                                                         (UNAUDITED)                   JANUARY 31, 1996
                                                                   SHARES          AMOUNT          SHARES          AMOUNT
CLASS A
Shares sold...................................................       175,272    $   3,545,988        228,841    $   4,349,310
Shares issued on reinvestment of distributions................         7,139          144,379          5,285          101,915
Shares redeemed...............................................       (44,321)        (888,549)       (22,041)        (423,996)
Net increase..................................................       138,090        2,801,818        212,085        4,027,229
CLASS B
Shares sold...................................................       555,198       11,196,499        719,805       13,730,445
Shares issued on reinvestment of distributions................        20,360          410,397         15,667          302,547
Shares redeemed...............................................       (49,374)        (992,489)       (35,675)        (692,877)
Net increase..................................................       526,184       10,614,407        699,797       13,340,115
CLASS C
Shares sold...................................................        22,634          456,099         24,468          469,424
Shares issued on reinvestment of distributions................           639           12,879            445            8,587
Shares redeemed...............................................        (4,712)         (95,438)          (262)          (4,731)
Net increase..................................................        18,561          373,540         24,651          473,280
CLASS Y
Shares sold...................................................       978,287       19,718,502      1,829,669       34,117,050
Shares issued on reinvestment of distributions................     1,021,591       20,662,292      2,547,340       48,020,816
Shares redeemed...............................................    (5,665,444)    (114,714,021)   (13,511,557)    (253,504,082)
Net decrease..................................................    (3,665,566)     (74,333,227)    (9,134,548)    (171,366,216)
Total net decrease resulting from
  Fund share transactions.....................................    (2,982,731)   ($ 60,543,462)    (8,198,015)   ($153,525,592)

NOTE 5 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities for the six-month period ended July 31, 1996 were $695,094,602 and $686,152,480, respectively.
     The aggregate cost of investments owned at July 31, 1996 for Federal income tax purposes was $878,445,274. Gross unrealized appreciation and depreciation of securities was $40,564,637 and $68,237,598, respectively, resulting in net unrealized depreciation for Federal income tax purposes of $27,672,961.
                                                                              19

                         NOTES TO FINANCIAL STATEMENTS
NOTE 6 -- FINANCING AGREEMENT
     Effective July 3, 1996, a financing agreement was put in place with all the Evergreen Funds and the custodian, State Street Bank and Trust Company (the "Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Borrowings under this facility bear interest at .75% per annum above the Bank's cost of funds as set periodically by the Bank. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. Prior to July 3, 1996, the Fund had a financing agreement with the Bank which provided the Fund with a line of credit, in the aggregate amount of the lesser of $50 million or 5% of the value of the Fund's net assets. During the six-month period ended July 31, 1996, the Fund had borrowings outstanding for 27 days under these lines of credit and incurred $3,708 in interest charges related to these borrowings. The Fund's average amount of debt outstanding during the period aggregated $930,769 at a weighted average interest rate of 6.42%. The Fund had no outstanding borrowings at July 31, 1996.
NOTE 7 -- OPTIONS WRITTEN
     Investment activity in covered call option contracts for the period ended July 31, 1996, was as follows:

                                                                              NUMBER
                                                                           OF CONTRACTS        PREMIUMS
Open option contracts written at January 31, 1996                              2,639           $ 865,850
Option contracts closed                                                       (2,639)           (865,850)

                             TRUSTEES AND OFFICERS

                              TRUSTEES:
                              Laurence B. Ashkin
                              Foster Bam
                              James S. Howell, Chairman
                              Robert J. Jeffries+
                              Gerald M. McDonnell
                              Thomas L. McVerry
                              William W. Pettit
                              Russell A. Salton, III M.D.
                              Michael S. Scofield

                              OFFICERS:
                              John J. Pileggi
                              President and Treasurer
                              Joan V. Fiore
                              Secretary
                              Sheryl Hirschfeld
                              Assistant Secretary
                              Donald E. Brostrom
                              Assistant Treasurer
                              Stephen W. St. Clair
                              Assistant Treasurer
                              +Trustee Emeritus

This brochure must be preceeded or accompanied by a prospectus for Evergreen Total Return Fund. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                       NOT
                      FDIC       May lose value
                   INSURED       No bank guarantee

                   Evergreen Funds Distributor, Inc.

44881                                                                  539567
                                                                         9/96